UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

ARCLIGHT CLEAN TRANSITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40272	98-1578357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 55th Floor

Boston, MA, 02116

(Address of principal executive offices)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ACTDU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 2, 2021, ArcLight Clean Transition Corp. II, an exempted company incorporated in the Cayman Islands (“ArcLight”), Opal HoldCo LLC, a Delaware limited liability company (“Opal HoldCo”), and Opal Fuels LLC, a Delaware limited liability company (“Opal”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Opal and ArcLight and also approved by Opal Holdco. The Business Combination Agreement provides for, among other things, the following transactions: (i) each outstanding Class B ordinary share of ArcLight will become one Class A ordinary share of ArcLight; (ii) ArcLight will change the jurisdiction of its incorporation by deregistering as an exempted company in the Cayman Islands and domesticating to, and continuing as a corporation incorporated under the laws of, the State of Delaware (the “Domestication”) and, in connection with the Domestication, (A) ArcLight’s name will be changed to “Opal Fuels Inc.” (“New Opal”), (B) each outstanding Class A ordinary share of ArcLight will become one share of Class A Common Stock of New Opal (the “Opal Common Stock”), (C) each outstanding warrant to purchase one Class A ordinary share of ArcLight will become a warrant to purchase one share of Opal Common Stock and (D) New Opal will file its certificate of incorporation and adopt bylaws to serve as its governing documents in connection with the Domestication; and (iii) (A) Opal will cause its existing limited liability company agreement to be amended and restated, (B) Opal will cause all of its limited liability company interests existing immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) to be re-classified into a number of common units (“Units”) equal to a number of Units based on a pre-transaction equity value for Opal of an amount equal to $1,501,870,000, less all principal and accrued interest outstanding pursuant to that certain Convertible Promissory Note, dated as of May 1, 2021, as amended from time to time, as of immediately after the Closing, (C) ArcLight will contribute the (x) the amount of cash in the trust account established by ArcLight with the proceeds from its initial public offering (the “Trust Account”) as of immediately prior to the Closing (and before, for the avoidance of doubt, giving effect to the exercise of redemption rights by any ArcLight shareholders (the “ACT Share Redemptions”)), minus (y) the aggregate amount of cash required to fund the ACT Share Redemptions and any other obligations to be funded from the Trust Account, plus (z) the aggregate cash proceeds actually received in respect of the proposed sale by ArcLight, on the date of the Closing, of an aggregate of 12,500,000 shares of ArcLight common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $125,000,000 to Opal in exchange for a number of units equal to the then outstanding shares of Opal Common Stock and (E) New Opal will issue to the Company, and the Company will in turn distribute to Opal HoldCo, Hillman RNG Investments, LLC and ARCC Beacon LLC a number of Class B Shares, par value $0.0001 per share of New Opal (the “Class B Shares”), and Class D Shares, par value $0.0001 per share of New Opal (the “Class D Shares”) (neither of which will have any economic value but will entitle the holder thereof to one vote per share or five votes per share, as applicable), equal to the number of Units held by each of Opal HoldCo, Hillman RNG Investments, LLC and ARCC Beacon LLC. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by ArcLight in presentations for certain of ArcLight’s stockholders and other persons regarding the Business Combination Agreement. Attached as Exhibit 99.3 and incorporated by reference herein is the transcript of an investor conference call discussing the proposed business combination that was released on December 2, 2021.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by ArcLight that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholders meeting of ArcLight to vote on the business combination. ArcLight urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about ArcLight, Opal and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02116. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ArcLight and Opal and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ArcLight’s shareholders in connection with the proposed transaction. Information about ArcLight’s directors and executive officers and their ownership of ArcLight’s securities is set forth in ArcLight’s filings with the SEC. To the extent that holdings of ArcLight’s securities have changed since the amounts printed in ArcLight’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

Certain statements included in this Form 8-K may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or Opal’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and Opal and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), including the registration statement on Form S-4 to be filed by ArcLight in connection with the proposed business combination, as well as (1) the inability to complete the proposed business combination; (2) the failure to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; (4) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; the inability to complete the proposed business combination; (5) macroeconomic conditions related to the global COVID-19 pandemic; (6) factors associated with companies, such as Opal, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates and challenges in those businesses and in the markets in which they operate; (7) the effects of increased competition; (8) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which Opal operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (9) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (10) the amount of redemption requests made by

ArcLight’s public shareholders; and (11) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and Opal expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or Opal’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ArcLight, Opal or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 2, 2021.

99.2	Investor Presentation.

99.3	Investor Call Transcript.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2021

ARCLIGHT CLEAN TRANSITION CORP. II

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer